UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 17, 2004

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

         001-16503                                        98-0352587
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   (Commission File Number)                    (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On December 17, 2004, the Company's Board of Directors adopted the Willis Group Holdings Limited 2004 Bonus and Stock Plan (the "Bonus and Stock Plan"). The Bonus and Stock Plan is a sub-plan of the 2001 Share Purchase and Option Plan (the "2001 Plan") which provides for the grant of options to purchase our Shares and restricted Shares and other Share-based grants to any of the Company's employees (including members of our Board of Directors who are employees). Members of our Board of Directors who are not employees of the Company may not receive awards under the 2001 Plan. Mr. Plumeri, our chairman and chief executive officer, as well as our other executive officers currently participate with our employees in the 2001 Plan.

     The Bonus and Stock Plan provides for awards of restricted stock units (the "Award") which are simply a promise by the Company to deliver, on the third anniversary of the grant of an Award (the "Vesting Date"), Shares equal to the Award. The Awards are subject to the risk of forfeiture prior to the Vesting Date. Awards may be granted in lieu of cash for a percentage of employee bonuses above a certain threshold amount. The Award is determined in accordance with a formula based on the employee's eligible bonus and the quoted market price of the Share at the date of the Award. Our Board of Directors and the Compensation Committee administer the Bonus and Stock Plan, including, without limitation, the determination of the employees to whom Awards will be made, the number of Shares subject to each Award and the various terms of those Awards.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WILLIS GROUP HOLDINGS LIMITED


Date: December 22, 2004                         By:   /s/ Mary E. Caiazzo
                                                      --------------------------
                                                Name:  Mary E. Caiazzo
                                                Title: Assistant General Counsel